UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2023 (February 23, 2023)

DISH NETWORK CORPORATION

(Exact name of registrant as specified in its charter)

001-39144
(Commission File Number)

Nevada	88-0336997
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

9601 South Meridian Boulevard
Englewood, Colorado	80112
(Address of principal executive offices)	(Zip code)

(303) 723-1000
(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.01 par value	DISH	The Nasdaq Stock Market L.L.C.

DISH DBS CORPORATION

(Exact name of registrant as specified in its charter)

333-31929
(Commission File Number)

Colorado	84-1328967
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

9601 South Meridian Boulevard
Englewood, Colorado	80112
(Address of principal executive offices)	(Zip code)

(303) 723-1000
(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act: None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On February 23, 2023, DISH Network Corporation (the “Corporation”) announced on its earnings call that the Corporation had experienced a network outage that affected internal servers and IT telephony. The Corporation immediately activated its incident response and business continuity plans designed to contain, assess and remediate the situation. The services of cyber-security experts and outside advisors were retained to assist in the evaluation of the situation. The Corporation has determined that the outage was due to a cyber-security incident and notified appropriate law enforcement authorities.

On February 27, 2023, the Corporation became aware that certain data was extracted from the Corporation’s IT systems as part of this incident. It is possible the investigation will reveal that the extracted data includes personal information.  The measures described above are continuing while the Corporation, with the assistance of third-party experts and advisors, investigates the extent of the cyber-security incident.

The forensic investigation and assessment of the impact of this incident is ongoing. DISH, Sling and our wireless and data networks remain operational; however the Corporation’s internal communications, customer call centers and internet sites have been affected. The Corporation is actively engaged in restoring the affected systems and is making steady progress.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of within the meaning of the Private Securities Litigation Reform Act of 1995, the accuracy of which are necessarily subject to risks, uncertainties, and assumptions as to future events that may not prove to be accurate. These statements include, but are not limited to, express or implied forward-looking statements relating to the Corporation’s expectations regarding its ability to contain, assess and remediate the ransomware attack and the impact of the ransomware attack on the Corporation’s employees, customers, business, operations or financial results. These statements are neither promises nor guarantees, but are subject to a variety of risks and uncertainties, many of which are beyond the Corporation’s control, which could cause actual results to differ materially from those contemplated in these forward-looking statements. Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Factors that could cause actual results to differ materially from those expressed or implied include the ongoing assessment of the ransomware attack, legal, reputational and financial risks resulting from additional cyberattacks, including the ransomware attack, the effectiveness of business continuity plans during the ransomware attack, and the other factors discussed under the section entitled “Risk Factors” of the Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed with the Securities and Exchange Commission. The Corporation undertakes no obligation to update or supplement any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

DISH NETWORK CORPORATION DISH DBS CORPORATION
Date: February 28, 2023	By:	/s/ Timothy A. Messner
Timothy A. Messner Executive Vice President, General Counsel and Corporate Secretary